Exhibit 99.1

KPMG LLP
345 Park Avenue
New York, NY 10154-0102

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Kubota Credit Corporation, U.S.A. (the “Company”)
MUFG Securities Americas Inc.
J.P. Morgan Securities LLC
(together, the “Specified Parties”)
Re: Kubota Credit Owner Trust 2020-2 – Data Files Procedures
We have performed the procedures enumerated below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file (“KCOT 2020-2 Updated Collateral with FICO & First payment date.xlsb”) containing certain information with respect to 22,332 retail installment contracts as of May 31, 2020, provided by the Company on June 22, 2020 (the “Data File”) pertaining to a pool of retail installment contracts (the “Contracts”) which we were informed are intended to be included as collateral in the offering of Kubota Credit Owner Trust 2020-2. The Company is responsible for the specified attributes in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures enumerated below either for the purpose for which this report has been requested or for any other purpose.
Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:
•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated.
•	The term “Attributes” means the Company-selected data fields listed in the table below.
•
The term “Contract Documents” means copies of retail installment contracts, credit reports, and UCC-1 filings. We make no representation regarding the execution of the Contract Documents by the borrower or the validity of the borrower(s) signature(s).

We performed the following procedures:
A.
The Company instructed us to select a random sample size of 125 Contracts from the Data File (the “Selected Contracts”). A listing of the Selected Contracts was provided to the Company. For purposes of this procedure, the Company did not inform us on the basis for how they determined the number of Contracts that we were instructed to randomly select from the Data File.

B.
For each of the Selected Contracts, we compared or recomputed the Attributes listed below in the Data Files to the corresponding information in the Contract Documents or using the recomputation methodology. The Specified Parties indicated that the absence of any Contract Document or the inability to agree the indicated information from the Data Files to the Contract Document for each of the specified attributes, utilizing recomputation methodology provided by the Company (as applicable) indicated below, constituted an exception.

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with
KPMG International Cooperative (“KPMG International”), a Swiss entity.

Attribute	Contract Document / Recomputation Methodology
LOAN# (“Loan identification number”)	Retail installment contract
Origination Date (MMDDYY) (“Origination date”)	Retail installment contract
LOAN APR (“ Original interest rate”)	Retail installment contract
Payment Frequency (“Payment frequency”)	Retail installment contract
Original Loan Amount (“Original principal balance”)	Retail installment contract
Payment Amount (“Original (first) payment amount”)	Retail installment contract
First Payment Date (MMDDYY) * (“Original (first) payment date”)	Retail installment contract
TYPE (“Equipment use (new/used)”)	Retail installment contract
Equipment Type (“Equipment type (agricultural/construction/turf)”)	Retail installment contract and UCC-1 filing
FICO (“Credit bureau score”)	Credit report
Customer Name * (“Customer name”)	Retail installment contract and UCC-1 filing
CUST STATE (“Customer billing state”)	Retail installment contract
ORIG TERM ("Original term to maturity")	Recomputed as the number of months between (i) First Payment Date (MMDDYY), and (ii) Maturity Date (MMDDYY)

We found such information to be in agreement. There were no conclusions that resulted from the procedures.
This agreed-upon procedures engagement was conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on recomputation methodology, assumptions, instructions and information included in the Data File or Contract Documents, without verification or evaluation of such recomputation methodology, assumptions, instructions, and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the recomputation methodology, assumptions, instructions, and information provided by the Company, (ii) the physical existence of the Contracts, (iii) the reliability or accuracy of the Data File or Contract Documents which were used in our procedures, or (iv) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Contracts being securitized, (iii) the compliance of the originator of the Contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.
This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP
New York, NY
June 25, 2020

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